Exhibit 10.3

Hankou Bank

RMB Loan Agreement

Borrower (Party A): Wuhan Blower Co., Ltd.

Lender (Party B): Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch

Important Note:

Mortgagee kindly requests Mortgager to read through this contract carefully, especially the specific provisions contained in headlines marked with ** listed in the contents below, which may contain descriptions that result in or may result in the waiver or limitation of liability. If there is any question or objection, please contact in time Mortgagee for explanation.

Contents

Article 1 Loan
Article 2 Loan Interest Rate, Interest and Penalty Interest
Article 3 Loan Security
Article 4 Grant and Repayment of Loan
Article 5 Party A’s Representation and Warranties**
Article 6 Party A’s Rights and Obligations**
Article 7 Party B’s Rights and Obligations
Article 8 Event of Default and its Disposition**
Article 9 Change and Cancellation of Contract**
Article 10 Costs and Expenses**
Article 11 Notarization**
Article 12 Public Notice of Debt Collection
Article 13 Evidence Effect of Lender Records**
Article 14 Use of Borrower Credit Information**
Article 15 Collection of Receivables**
Article 16 Supplemental Clauses
Article 17 Anti-Commercial Bribery
Article 18 Miscellaneous

(Note: if the Maximum Financing Agreement exists, this contract shall be the corresponding contract under No. ____________Maximum Financing Agreement)

Borrower: Wuhan Blower Co., Ltd. (hereinafter “Party A”)
Domicile (address): Canglongdao Science Park, Miaoshan Development Zone, Jiangxia District
Legal representative: Xu Jie
Contact: Li Fengping
Contact Address: Canglongdao Science Park, Miaoshan Development Zone, Jiangxia District
Telephone: 59700038
Fax: /

Lender: Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch (hereinafter “Party B”)
Domicile (address):  10 Chuangye Road, Plot 1C1, Wuhan Economic and Technological Development Zone
Legal representative (the responsible person): Shi Huanwei
Contact: Fu Hua
Contact Address: 10 Chuangye Road, Plot 1C1, Wuhan Economic and Technological Development Zone
Telephone: 84211332
Fax: /

Whereas,
Party A applies to Party B for a loan and Party B agrees to provide the loan to Party A. Based on the principle of equality and voluntariness and in accordance with the relevant laws, regulations and rules of the People’s Republic of China, both parties have reached negotiated consensus and hereby agree as follows:

Article 1 Loan
1.1 Types of Loan
The loan provided hereunder shall be classified as the type of No. (1):
(1) Short-term Loan: a loan with a term less than one year (including one year);
(2) Middle-term Loan: a loan with a term more than one year (excluding one year) but less than five years (including five years);
(3) Long-term Loan: a loan with a term more than five years (excluding five years);

1.2 Principal of Loan
The principal of the loan provided hereunder is RMB One Hundred and Twenty-Seven Million Six Hundred Thousand Yuan (127,600,000.00).

1.3 Term of Loan
The term of the loan provided hereunder is 1 year, namely, from June 29, 2010 (Date of Loan Grant) to June 29, 2011 (Maturity Date of Loan).

If the term of loan, loan grant date, and loan maturity date agreed herein are inconsistent with the those recorded in loan note, the loan note shall prevail.

1.4 Purpose of Use of Loan
1.4.1 The loan provided hereunder shall be used to repay the loan provided by Standard Chartered Bank (China) Co., Ltd., Guangzhou Branch. Without Party B’s written consent, Party A shall not change the purpose of use of the loan.

1.4.2 Party A consents to and accepts Party B’s supervision of the purpose of use of the loan provided hereunder. If Party A fails to use the loan provided hereunder for the purpose as agreed in Article 1.4.1 herein, Party A shall be deemed as breach of contract and Party B shall be entitled to exercise the remedial for breach contract as agreed in Article 8.2 herein.

1.4.3 Notwithstanding Article 1.4.2 herein, Party B hereby specifically represents that, if Party A uses the loan provided hereunder for any purpose other than the one agreed in Article 1.4.1 without Party B’s written consent, Party B shall not undertake any liability arisen therefrom.

Article 2 Loan Interest Rate, Interest and Penalty Interest
2.1 Loan Interest Rate
The interest rate of the loan provided hereunder is annual interest rate, and the initial annual interest rate shall be fixed pursuant to the following method: a ____(% or BPs) upward/ downward based on the _one-year RMB loan benchmark rate of financial institutions quoted by People’s Bank of China on the date on which the loan hereunder is actually granted. Within the term of the loan, if the benchmark rate is adjusted, the interest rate for the loan hereunder shall be adjusted accordingly pursuant to the method set forth in Article 2.2 herein.

2.2 Method to Adjust Loan Interest Rate
2.2.1 Within the term of the loan, if the benchmark rate is adjusted, the interest rate for the loan hereunder shall be adjusted pursuant to the method (2) as follows. Both Party A and Party B agree that when Party B does not need to notify Party A when it adjusts the interest rate pursuant to the method as agreed herein.

(1) Fixed Interest Rate, namely, the interest rate for the loan provided hereunder shall remain unchanged from the date on which the loan is actually granted until the maturity date of the loan.

(2) Floating Interest Rate, namely, the interest rate for the loan provided hereunder shall be adjusted according to method No. A  from the date on which the loan is actually granted until the maturity date of the loan. The adjusted loan interest rate shall be the one floated pursuant to the float method and percentage as agreed in Article 2.1 based on the benchmark rate applicable on the date on which the interest rate is adjusted.

(A) Immediate Adjustment: the date of rate adjustment shall be the date on which the benchmark interest rate of People’s Bank of China is adjusted (applicable to the repayment method of fixed term interest settlement, lump-sum repayment of principal plus interest)

(B) Periodic Adjustment: the rate is adjusted every __ month(s) since loan grant date, based on the then-current applicable benchmark rate. The interest rate adjustment date is a certain date in the month for adjustment, which is same as the date on which the loan is actually granted; if there is no such a corresponding date in the month for adjustment, the interest rate adjustment date shall be the last date of the month for adjustment (applicable to the repayment method of fixed term interest settlement, lump-sum repayment of principal plus interest)

(C) Subsequent Adjustment: The interest rate adjustment date shall be the next settlement date of interest since the date on which the benchmark rate is adjusted (applicable to the repayment method of equal principal installments, equal installments of principal plus interest and equal increment of principal)

2.2.2 The benchmark rate referred herein is the loan interest rate of the same period and of the same level promulgated by People’s Bank of China; if People’s Bank of China no longer promulgates the loan interest rate of the same period and of the same level, the benchmark rate refers to the loan interest rate of the same period and of the same level publicly recognized by the banking association; if there is no such loan interest publicly recognized by the banking association, the benchmark rate refers to the loan interest rate of the same period and of the same level publicly announced by Party B, unless otherwise agreed by both Party A and Party B. When the loan interest rate or penalty interest rate under this contract is adjusted according to this article, the benchmark interest rate shall be the benchmark rate of the date on which the interest rate is adjusted.

2.3 Other Agreement on Loan Interest Rate: _____\___________.

2.4 Calculation of Interest Rate
2.4.1 The interest for the loan provided hereunder shall be calculated since the date on which the loan is actually granted, and based on the actual amount of loan, and the number of days for which the loan is actually extended.

2.4.2 The interest for the loan provided hereunder is calculated by days (daily interest rate = monthly interest rate/30 = annual interest rate/360).

2.4.3 If Party A fails to pay the interest by the interest settlement date as agreed in Article 2.5 herein, the compound interest shall be charged from the next day pursuant to Article 2.7.1.

2.4.4 For a loan with fixed interest rate, the interest shall be settled according to the agreed interest rate. For a loan with floating interest rate, the interest shall be calculated pursuant to each phased term as well as the interest rate after adjustment (if any).

2.5 Settlement of Interest
The method for settling interest of the loan hereunder shall be type No. (1)
(1) periodic settlement and lump-sum repayment of principal, namely, Party A repays the interest periodically and the principal in a lump sum upon the expiration. The period for settling interest is type No. (C)

(A) settle on a daily basis, namely, make a settlement every ___ days since the loan grant date.
(B) settle on a monthly basis, namely, make a settlement on the ___(1st to 28th ) day of each month since the loan grant date.
(C) settle on a quarterly basis, namely, make a settlement on the 21st day of the final month of each quarter.

(2) lump-sum repayment of principal plus interest, namely, Party A will make a lump-sum repayment for the principal plus interest under this contract upon the loan maturity date.

(3) equal principal installments, monthly settlement of interest, namely, the interest will be settled on the ___(1st to 28th ) day of each month since the loan grant date.

(4) equal installments of principal plus interest, monthly settlement of interest, namely, the interest will be settled on the ___(1st to 28th ) day of each month since the loan grant date.

(5) equal positive or negative increment of principal, monthly settlement of interest, namely, the interest will be settled on the ___(1st to 28th ) day of each month since the loan grant date.

2.6 Payment for Interest
2.6.1 If the method to settle the interest of the loan hereunder is type No.(1), (3), (4), (5) as agreed in Article 2.5 herein, Party A shall deposit sufficient amount in advance in the account specified in Article 4.2.2 before each interest settlement date, and irrevocably authorize Party B to directly deduct interest from such account as scheduled; if Party A chooses other method to pay interest to Party B, it shall ensure the interest is transferred to the account on time.

2.6.2 If the method to settle the interest of the loan hereunder is type No.(2) as agreed in Article 2.5 herein, Party A shall deposit sufficient amount in advance in the account specified in Article 4.2.2 before the loan maturity date, and irrevocably authorize Party B to directly deduct principal plus interest of the loan from such account as scheduled; if Party A chooses other method to repay principal plus interest to Party B, it shall ensure the principal plus interest is transferred to the account on time.

2.7 Delinquent Interest Rate and Penalty Interest Rate
2.7.1 In cases of loan delinquency, penalty interest and compound interest shall be charged at a delinquent interest rate for the outstanding principal plus interest which Party A fails to repay (including the loan principal plus interest of which Party B declares early maturity in whole or in part). The delinquent interest rate shall be 150% of the interest rate in effect upon the loan delinquency of this contract; this delinquent interest rate shall also be used to calculate compound interest for outstanding interest. In cases of delinquency of loan with floating interest rate, if benchmark interest rate is adjusted, Party B shall be entitled to adjust the delinquent interest rate of this contract and adopt new delinquent interest rate since the date on which the benchmark interest rate is adjusted.

Loan delinquency refers to that Party A fails to repay the loan as scheduled or Party A repays the loan at a time later than the deadline agreed herein.

Prior to the maturity date, compound interest shall be charged for the interest overdue and payable by Party A at the rate agreed herein (namely, the interest rate in effect when the loan interest is overdue, if floating interest rate is adopted herein).

2.7.2 If Party A does not use the loan hereunder for the purposes as agreed in Article 1.4.1 herein, for the portion appropriated by Party A, penalty interest shall be charged for the appropriated portion from the date on which the loan is appropriated until Party A makes rectification, and the penalty interest rate is the interest rate in effect at the time when the loan is appropriated plus 100%.For the interest which is outstanding and overdue during the loan period, compound interest shall be charge at the penalty interest rate prescribed in this article. If the loan with floating interest rate is appropriated and the benchmark rate is adjusted, Party B shall be entitled to adjust the penalty interest rate and such newly adjusted penalty interest rate shall be applied since the date on which the benchmark interest rate is adjusted.

2.7.3 If the loan provided hereunder is used for the purpose not agreed herein, and at the same time it is delinquent, penalty interest and compound interest shall be charged for the loan principal plus interest at the penalty interest rate agreed in Article 2.7.2 only, instead of at concurrent interest rate.

Article 3 Security of Loan
3.1 Method of Security
The principal, interest, penalty interest, compound interest of the loan provided hereunder as well as any other relevant fees and expenses agreed in Article 10 shall adopt one or several types of security as follows:
  (i) Guarantee Security
  (ii) Mortgage Security
  (iii) Pledge Security
  (iv) Maximum Security
  (v) This contract is the specific contract under the Maximum Financing Agreement numbered as____________. The loan provided hereunder shall be automatically included in the security scope of ð Maximum Guarantee Contract/ ð Maximum Mortgage Contract/ ð Maximum Pledge Contract signed by and between Guarantor and Party B.
  (vi) Security Deposit. Party B opens a deposit security account pursuant to Party A’s requirements, and the deposit security account number shall be subject to the account number automatically created by Party B’s system when the deposit is paid in. Party A agrees to deposit RMB ___ Yuan into such security deposit account. Party A’s act of paying such agreed security deposit into the foregoing security deposit account shall be deemed as that Party A has specified this fund as security deposit and transferred it to Party B for its possession, in order to secure Party A’s debts under this contract.

  (vii) Other Forms of Security: provide credit at the first stage, and then supplement it with maximum mortgage.

3.2 Security Contract
Party B has entered into a series of security contracts for the specific security matters with the following guarantors:

(1)	Guarantor
Form of Security
Number of Security Contract

(2)	Guarantor
Form of Security
Number of Security Contract

(3)	Guarantor
Form of Security
Number of Security Contract

(4)	Guarantor
Form of Security
Number of Security Contract

(5)	Guarantor
Form of Security
Number of Security Contract

Article 4 Grant and Repayment of Loan
4.1 Method of Loan Grant
4.1.1 The loan hereunder shall be granted by Party B or other branches of Hankou Bank Company Limited authorized by Party B according to type No. (1) as follows:

(1) transfer the loan in a lump-sum into Party A’s designated account as follows:
Opening Bank: Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch
Account Name: Wuhan Blower Co., Ltd.
Account Number: 266011000020087

(2) transfer the loan in installments into Party A’s designated pursuant to the following schedule:
(A) to transfer RMB _______ Yuan into the following account on the date of _________
Opening Bank: Hankou Bank Company Limited________________________________
Account Name: __________________________________________________________
Account Number: _________________________________________________________

(B) to transfer RMB _______ Yuan into the following account on the date of _________
Opening Bank: Hankou Bank Company Limited________________________________
Account Name: __________________________________________________________
Account Number: _________________________________________________________

(C) to transfer RMB _______ Yuan into the following account on the date of _________

Opening Bank: Hankou Bank Company Limited________________________________
Account Name: __________________________________________________________
Account Number: _________________________________________________________
(D) to transfer RMB _______ Yuan into the following account on the date of _________
Opening Bank: Hankou Bank Company Limited________________________________
Account Name: __________________________________________________________
Account Number: _________________________________________________________

4.1.2 Party A consents to and accepts Party B’s supervision of the use and purpose of use in connection with the fund in the account specified in Article 4.1.1; if anything abnormal occurs to the fund in this account, and the use and purpose of use of this fund does not match the purpose of use as agreed in Article 1.4.1, Party B shall be entitled to exercise the remedy for breach of contract set forth in Article 8.2.

4.1.3 If the loan grant amount, loan grant date and the information of Party A’s designated account is inconsistent with the loan note’s description, the loan note shall prevail.

4.2 Method of Loan Repayment
4.2.1 The method to repay the loan hereunder shall be Class A of Type No. (1).
(1) repay the principal in a lump sum according to the following method:
(A) settle the interest periodically and repay the principal in a lump sum
(B) settle the interest together with the principal

(2)  repay the principal in installments according to the following method:
(A) equal principal installment
(B) equal interest installment
(C) equal increment of principal, with the principal being increased/decreased by RMB __ Yuan for each term.

4.2.2 Party A shall deposit the installment payment for the current term in sufficient amount in the debt service account as follows no later than Party B’s business close time of the interest settlement date as agreed in Article 2.5 or the loan maturity date.
Opening Bank: Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch
Account Name: Wuhan Blower Co., Ltd.
Account Number: 266011000020087

4.3 Early Repayment
If Party A need to make early repayment, it shall submit to Party B an irrevocable written application for early repayment 30 days prior to the repayment date, and obtain Party B’s written consent. If Party A makes early repayment, Party B shall be entitled to charge liquidated damages in a lump sum at a charge rate of 20%. Liquidated damages = amount of early repayment * remaining period of loan * loan interest rate agreed in Article 2.1 herein * the foregoing charge rate.

4.4 Extension of Loan
If Party A requests to extend the loan maturity date, it shall submit to Party B a written application for extension 30 days prior to the loan maturity date, as well as a written instrument proving that the Guarantor agrees to continue undertaking security liability after such extension, or a new security recognized by Party B. If Party B agrees to extend the loan maturity date, both parties shall sign a loan term extension contract separately; if Party B refuses to grant such extension, Party A shall still perform its repayment obligation as agreed herein.

Article 5 Party A’s Representation and Warranties**

5.1 Party A is a legal entity or other organization duly incorporated and validly existing pursuant to the laws of the People’s Republic of China, and has the capacity for civil rights and civil acts necessary for signing and performing this contract pursuant to the law.

5.2 Party A has signed a written contract in connection with the purpose of use of the loan hereunder with a third party, and has properly handled the permission, approval, registration and other statutory formalities relevant to the loan and investment project hereunder, and such formalities shall remain valid.

5.3 Party A’s signing and performance of this contract is Party A’s true expression of intent. Party A’s signing and performance of this contract does not conflict with its signing and performance of other contracts. Party A has lawfully obtained any and all full authorization and effective approval, either obtained internally or externally, necessary for signing this contract. Where laws and administrative regulations require relevant approval or registration formalities, Party A shall ensure such formalities are handled properly and remain valid.

5.4 The documents, information, reports and statements, vouchers and certificates relevant to Party A, Party A’s affiliates, Guarantor(s) and security which are provided by Party A to Party B during the signing and performance of this contract, are true, accurate, complete and valid, and free from any significant mistake inconsistent with the facts or omission of any material fact.

5.5  When Party A signs this contract, Party A is free from any litigation, arbitration, criminal or administrative penalty that brings material adverse impact to Party A’s business operation or financial status, and free from any other significant event that affects the performance of Party A’s obligation hereunder.

5.6 Upon signing this contract, Party A shall strictly comply with various state laws and regulations to conduct business activities, ensure ongoing business operation during the performance of this contract, and handle relevant formalities of annual inspection and registration in a timely manner.

5.7 After signing this contract, Party A shall keep or improve current management level and each financial index to maintain and increase the value of current assets, and shall not waive any expired claims, nor shall it dispose of its current major assets without any compensation, or at unreasonably low prices or by other inappropriate means.

5.8 Party A has strictly complied with P.R.C. laws and regulations on anti-commercial bribes, and during the process of signing and executing this contract, Party A did not and will not solicit, accept, offer or give any benefit not agreed hereunder from Party B or its person in charge or other relevant personnel, including but not limited to express discount, hidden discount, cash, coupon, tangible goods, negotiable securities, tour, or other non-material benefit.

5.9.Party A undertakes to use the loan hereunder for the purpose as agreed in Article 1.4.1.

5.10 Party A undertakes that the source of the fund used to repay the principal, interest, penalty interest, compound interest as well as any other relevant costs and expenses agreed in Article 10 herein is clear and lawful.

Article 6 Party A’s Rights and Obligations**
6.1 Party A shall be entitled to use the loan pursuant to the agreements reached herein;

6.2 Party A shall use the loan for the purpose as agreed herein;

6.3 Party A shall repay the principal plus interest pursuant to the agreements reached herein;

6.4 Party A shall, periodically or at any time upon Party B’s request, provide Party B with true and complete reports, financial statements and other documents and information which can fully reflect its business operation and financial status, as well as information about all of Party A’s account-opening banks, account numbers, balance of loans and deposits, and assists Party B in the investigation, review and check-up;

6.5 Party A shall accept Party B’s investigation and supervision of its use of the loan and relevant manufacture, business operation and financial activities, and bear various costs and expenses incurred by Party B due to Party A’s obstruction of Party B’s investigation, examination and supervision;

6.6 Upon the effectiveness of this contract, if Party A intends to assign its debts under this contract in whole or in part to a third party, it shall first submit to Party B a written guarantee that the Guarantor agrees to continue undertaking security obligations after such assignment or provide a new security, which shall obtain Party B’s written consent;

6.7 If the Guarantor for the loan hereunder violates any agreement of the security contract or if any event of default set forth in the security contract occurs, Party A shall increase or replace security conditions upon Party B’s request;

6.8 If Party A is involved or is likely to be involved in any of the following events or circumstances that may affect the performance of Party A’s obligations hereunder, Party A shall immediately notify Party B and assist Party B in fixing the liability for repaying principal plus interest of the loan hereunder pursuant to Party B’s request, as well as other safeguards to ensure that Party A’s claims hereunder are repaid in full as scheduled:

6.8.1 significant financial loss, assets loss or other financial crisis;

6.8.2 events that may affect the performance of Party A’s obligations hereunder, including but not limited to profit distribution, capital expenditure, assets sale or early repayment of claims;

6.8.3 events that may affect the performance of Party A’s obligations hereunder, including but not limited to applying to other credit-givers for line of credit, or modifying the debt clauses reached with other credit-givers;

6.8.4 events that may affect the performance of Party A’s obligations hereunder, including but not limited to providing debt security for a third party or mortgaging assets to other creditors or credit-givers after the signing of this contract;

6.8.5 events that may affect the performance of Party A’s obligations hereunder, including but not limited to neglect of managing and seeking recourse for expired claims, disposition of its current major assets without any compensation, or at unreasonably low prices or by other inappropriate means;

6.8.6 matters of change of management systems or property rights forms, including but not limited to consolidation, division or split, capital decrease, reorganization, equity joint venture, cooperation joint venture, property rights transfer, shareholding system reform, and other mergers and acquisitions;

6.8.7 causes of dissolution or liquidation, including but not limited to business suspension or close down, revocation or deregistration of business licenses, being ordered to close down or dissolve its business, Party A or creditor’s application for bankruptcy, or the legal representative or chief responsible person’s engagement in illegal activities;

6.8.8 any litigation, arbitration or criminal investigation or administrative penalty, or its major assets being subject to property preservation and other enforcement measures that will bring material adverse impact to its business operation or financial status;

6.8.9 Party A’s controlling shareholder or other affiliates suffer a significant crisis in respect of business operation or financial status, or Party A has a material related transaction with its controlling shareholder or other affiliates, which affects its normal business operation;

6.8.10 other significant matters that may affect its solvency;

6.8.11 Other rights and obligations as agreed herein.

Article 7 Party B’s Rights and Obligations
7.1 If Party A satisfies Party B’s approval condition for granting a loan, Party B shall grant the loan to Party A pursuant to the agreement reached herein;

7.2 Upon the effectiveness of this contract, Party B may transfer to a third party its claims hereunder in whole or in part, and shall be entitled to notify Party A of the transfer in a way it deems appropriate, including but not limited to fax, delivery by post, delivery by hand, announcement on public media and etc;

7.3 Party B shall keep confidential Party A’s trade secrets or information about management, business operation, finance and etc that needs to be kept confidential according to Party A’s written requirements, unless otherwise prescribed by laws, rules and regulations or required by supervising authorities;

7.4 Party B shall be entitled to request Party A to repay the principal plus interest of the loan in full as scheduled, and shall also be entitled to directly withhold and deduct Party A’s savings deposited in its accounts opened at Party B as well as all other operating agencies of Hankou Bank, to repay the matured debts under this contract; Party B shall be entitled to request Party A to use the loan for the purpose as agreed herein, and supervise Party A’s use of the loan; Party B shall have the right to know Party A’s manufacture, business operation and financial activities, and request Party A to provide information relevant to the loan;

7.5 Party B shall be entitled to request Party A to regularly report and summarize the information about the use of the loan hereunder, and Party B shall be entitled to review whether the use of the loan hereunder is consistent with the agreements reached herein through account analysis, voucher verification, on-site investigation and etc, during the process of which Party A shall give unconditional assistance and cooperation;

7.6 Other rights and obligations as agreed herein.

Article 8 Liability for Breach**
8.1 Event of Default
If Party A or Guarantor is found to be in any of the following circumstances, an event of default shall be deemed as occurred:

8.1.1 The information submitted by Party A to Party B in connection with this contract is proven to be untrue, inexact, incomplete or have flaws of effectiveness, or intentionally misleading;

8.1.2 Party A’s representation and warranties of Article 5 herein are proven to be untrue, inexact, incomplete or have flaws of effectiveness, or intentionally misleading;

8.1.3 Party A fails to perform its obligation as agreed in Article 6 herein.

8.1.4 Party A commits any other act that does or may endanger or damage Party B’s legitimate rights and interests.

8.1.5 During the term of validity of this contract, the security qualifications, security ability, credit status, financial status or other factors in connection with the Guarantor who provides security for the debts hereunder undergoes material change, which has endangered or damaged or might endanger or damage Party B’s exercise of its security rights; and Party A refuses to increase or replace security conditions according to Party B’s requirements;

8.1.6 During the term of validity of this contract, the Guarantor who provides real security for the debts hereunder has disposed of security properties without Party B’s authorization or the security properties have suffered from insurance accidents, which causes the destruction, damage, loss or value decrease of the security properties, or the security properties are listed in the scope of removal and relocation, sequestration and expropriation, and Party A refuses to increase or replace security conditions according to Party B’s requirements;

8.1.7 During the term of validity of this contract, the Guarantor who provides pledge of rights for the debts hereunder has exercised and disposed of pledge rights without Party B’s authorization, or the Guarantor fails to take due care to perform its obligation to maintain the effectiveness and value of pledge rights, which leads to the expiration of pledge rights, or pledge rights are invalidated or devalued due to any other reason, or pledge rights or the movable properties hereunder are deregistered, confiscated, taken back by force, sequestered, frozen, seized, supervised, withheld and deducted, kept in lien, auctioned, possessed by force, destroyed or damaged, and Party A refuses to increase or replace security conditions according to Party B’s requirements;

8.1.8 Where Party A repays the principal plus interest of the loan hereunder in installments, Party A fails to perform its repayment obligations for any installment;

8.1.9 Other events of default as agreed herein.

8.2 Remedy for Breach of Contract
If any of the foregoing events of default set forth in Article 8.1 occurs, Party B shall be entitled to exercise one or several rights as follows:

8.2.1 to charge compound interest and penalty interest at the delinquent interest rate and penalty interest rate as agreed in Article 2.7 herein;

8.2.2 to cease to grant the balance of the loan which has not been granted to Party A yet;

8.2.3 to declare the early maturity of the debts hereunder, and to request Party A to repay the principal plus interest of the loan as well as relevant costs and expenses;

8.2.4 to directly withhold and deduct Party A’s savings deposited in the accounts opened at Party B as well as all other operating agencies of Hankou Bank or other accounts, to repay all of Party A’s debts under this contract;

8.2.5 to exercise security rights;

8.2.6 to request the Guarantor to pay on behalf of Party A the principal plus interest which Party A should have repaid pursuant to the agreements reached herein;

8.2.7 to impose inter-bank sanction on Party A, and be entitled to report to the relevant authorities or entities, and to press for collection by public notice on news media;

8.2.8 other remedies permitted by laws.

Article 9 Change and Cancellation of Contract**
9.1 After this contract becomes effective, without negotiated consensus of both parties, neither Party A nor Party B shall change or cancel this contract at its own discretion, unless otherwise provided herein.

9.2 This contract shall remain effective before the agreement for changing or canceling this contract takes effect.

Article 10 Costs and Expenses**
Any expense in connection with this contract, including but not limited to reference check, examination, insurance, assessment, registration, appraisal, custody, notarization and etc, as well as attorney fee, litigation fee, travel expenses all other fees paid by Party B for realizing its claims, shall be borne by Party A, Party B shall be entitled to directly withhold and deduct from Party A’s bank accounts. If the balance of Party A’s bank accounts is insufficient for deduction, Party A shall undertake to repay in full after receiving Party B’s notice, and Party B does not need to provide any certification.

Article 11 Notarization**
If any party to this contract requests notarization, this contract shall be notarized at a statutory notary public office, with the notarization fee to be borne by Party A. If Party B requests to issue a notarial deed with compulsory enforceability, Party A agrees that Party B may use this contract to apply to the notary public office for the issuance of a notarial deed with compulsory enforceability. Party B’s claims and relevant expenses fail to be repaid within performance period agreed herein, Party B may use this notarial deed to directly apply to the people’s court at Party B’s location for specific performance, with any expenses arisen therefrom to be borne by Party A. Party A unconditionally consents to the specific performance by the people’s court at Party B’s location and waives any defense right.

Article 12 Public Notice of Debt Collection
If Party A refuses to undertake security liability for its illegal act or violation of relevant regulations, or if other events of default occur, Party B shall be entitled to report to the relevant authorities or entities,  and be entitled to press for collection by public notice on news media.

Article 13 Evidence Effect of Lender Records**
Unless there is reliable and established evidence to the contrary, Party B’s internal accounting records involving principal, interest, expense and repayment records and etc, the instruments and vouchers prepared or retained by Party B which are produced during the process of withdrawal, repayment and interest payment by Debtor, as well as Party B’s records and vouchers of pressing for collection of loan, all shall constitute established evidence which can effectively demonstrate the creditor-debtor relationship between Party A and Party B. Party A shall not raise any objection simply based on the reason that the foregoing records, instruments and vouchers are prepared or retained by Party B alone.

Article 14 Use of Borrower Credit Information
Party A agrees that the credit report shall be used only for the purpose prescribed in Provisional Measures for the Administration of Enterprise Credit Information Databases issued by People’s Bank of China if it is obtained through Party B’s inquiring of Enterprise Credit Information Database of People’s Bank of China, enterprise credit databases approved by the competent authorities for credit report or relevant entities, departments and individuals about Party A’s credit records. Party A also agrees that Party B may provide Party A’s credit information to Enterprise Credit Information Database of People’s Bank of China and other enterprise credit databases approved by the competent authorities for credit report.

Article 15 Collection of Receivables
For all of Party A’s payables under this contract, Party B shall be entitled to deduct such payables in Renminbi or other currency from any account opened by Party A at Hankou Bank systems, without prior notice to Party A. If the payables deducted are in foreign currency, Party B shall be entitled to convert it into Renminbi to repay Party A’s payables at the forex buying rate quoted by People’s Bank of China at the time of such deduction.

Article 16 Supplemental Clauses
The borrower hereby authorizes the lender to transfer the amount of the loan directly to Standard Charter (China) Co., Ltd., Guangzhou Branch, for the purpose of repaying the loan obtained by the borrower from said bank.

Article 17 Anti-Commercial Bribery

17.1 Both Party A and Party B understand and are willing to strictly comply with the laws and regulations on anti-commercial bribery of the People’s Republic of China, and both parties are aware that offering or taking bribes in any form will violate the laws and be subject to the severe punishment by the laws.

17.2 Neither Party A nor Party B shall solicit, accept, offer or give any benefit not agreed hereunder from the other party or its person in charge or other relevant personnel, including but not limited to express discount, hidden discount, cash, coupon, bank cards deposited with savings, membership cards deposited with money, token cards (vouchers), tangible goods, negotiable securities, tour, inspection or other non-material benefit; however, if such benefit is common practice or custom of this industry, it shall be expressly stated herein.

17.3 Party B strictly forbids its person in charge from committing any commercial bribery. Any act set forth in Article 17.2 that is conducted by Party B’s person in charge is a violation of Party B’s internal system and shall be investigated and affixed responsibility pursuant to its internal system.

17.4 Party B seriously declares that, Party B objects to any act set forth in Article 17.2 herein that is conducted by Party A or Party A’s person in charge involving any third party beyond this contract for the purpose of performing this contract. All such acts are violation of state laws and will be subject to punishment pursuant to state laws.

17.5 If either party or its person in charge violates the foregoing provisions of Article 17.2, Article 17.3 and Article 17.4., which cause loss to the other party, such party in breach shall undertake liability for compensation for damages.

17.6 “Other relevant personnel” herein refer to persons having direct or indirect interest with this contract, other than Party A or Party B’s person in charge.

Article 18 Miscellaneous **
18.1 Continuity of Obligation
All of Party A’s obligations hereunder shall have continuity and full binding force upon its successor, receiver, assignee and the subject after it is merged and acquired, reorganized and renamed, and free from the influence of any dispute, claim, legal proceeding and any directive of superordinate, or any contract and document signed by Party A and any natural person, legal person or other organization, nor shall it be modified because of Party A’s bankruptcy, insolvency, loss of operating capacity or subject capacity, change of property rights forms, change of internal organization forms or bylaws, or any other material change.

18.2 Non-waiver of Rights
After this contract becomes effective, Party B’s any tolerance, grace or deferral in exercising its rights and interests herein in connection with Party A’s any act of breach or delay shall not damage, affect or limit any rights and interests that Party B is entitled to pursuant to this contract and relevant laws and regulations, and shall not be deemed as Party B’s permission or recognition of any act that violates this contract, nor shall it be deemed as Party B’s waiver of its rights to take action against any current or future breach act.

18.3 Independence of Contract Clauses

Should any clause herein or any of its portion becomes invalid in legal respect for whatever reason, such invalid clause or its invalid portion shall not affect the validity and enforceability of other clauses herein or other portion thereof. Upon the occurrence of the foregoing circumstances, Party A shall undertake any and all security liability, and/or compensate Party B for all the economic loss, with the scope of its security liability and/or compensation liability to be determined according to the security scope set forth in Article 1.3.

18.4 Notice
Any notice or request of Party B and Party A in connection with this contract shall be made in writing. If delivered by hand, the acknowledged receipt by recipients shall be deemed as properly served (if rejected by recipients, it shall be deemed as served on the Date of Rejection); if delivered by mail, it shall be deemed as properly served seven days after the date of posting; if delivered by facsimile, the confirmed receipt by the facsimile system of recipients shall be deemed as served. If Party B notifies Party A of claims assignment or presses Party A for payment through public notice on news media, such notice shall be deemed as served on the date of public notice. In the event that Party A or Party changes its correspondence address, it shall give the other party timely notice; otherwise, any possible loss arisen therefrom shall be borne by it.

18.5 Supplemental Agreement
After this contract becomes effective, any amendment to it shall be made in writing and signed by both parties. Any matter uncovered herein or matters of change may be agreed upon in a written supplemental agreement through negotiated consensus by Party A and Party B. Such written supplemental agreement shall be attached herein and constitute an indispensable part of this contract.

18.6 Governing Law
The conclusion, construction and dispute resolution of this contract shall be governed by the laws of the People’s Republic of China.

18.7 Dispute Resolution
Any dispute arisen during the performance of this contract by Party A and Party B shall be resolved by both parties through negotiation, failing which the method No. (2)  will be chosen for resolving the dispute.
(1) apply to Wuhan Arbitration Committee for arbitration.
(2) bring a lawsuit to the People’s Court at Party B’s location.

18.8 Effectiveness of Contract
This contract shall become effective upon the simultaneous satisfaction of the following conditions:
(1) This contract is affixed with signatures (seals) of both parties’ legal representatives (responsible persons) or authorized agents as well as company seals / special seals for contracts of both parties.
(2) Where any security is created for this contract, a security contract satisfying Party B’s requirements becomes effective.
(3) Where the Guarantor provides real security for the claims hereunder, Party B’s security interest have been validly created and become effective.

18.9 Counterpart
This contract is made in duplicate, all being equally authentic and each held by Party A, Party B and___\___, ____\__, _____\____ and __\___.

18.10 Construction of Contract Clauses
Party B has directed Party A’s attention at the clauses hereof that waive or limit Party B’s liability, which have been marked with ** behind the headlines of those clauses, and has provided full explanation for the relevant provisions pursuant to Party A’s requirements. Neither Party A nor Party B has any objection to the comprehension of any clause of this contract. The headlines of this contract are for convenience only and shall not affect the construction of this contract.

Party A: /Seal of Wuhan Blower Co., Ltd./
Legal Representative/ Responsible Person or Authorized Agent (Signature/Seal): /Xu Jie/
Date: June 29, 2010

Party B: /Seal of Hankou Bank Company Limited, Wuhan Economic and Technological Development Zone Branch /
Legal Representative/ Responsible Person or Authorized Agent (Signature/Seal): /Shi Huanwei/
Date: June 29, 2010